[RIVERSOURCE INVESTMENTS LOGO]

Prospectus Supplement -- Dated Jan. 31, 2006* -- RiverSource International Small Cap Fund (Dec. 30, 2005) S-6258-99 G

The information regarding Wellington Management International under the "Investment Manager" section has been revised as follows:

Wellington Management International Limited (Wellington Management International), which has served as subadviser to the Fund since June 7, 2004, is located at 1 Stratton Street, London, England. Wellington Management International, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement between Wellington Management Company, LLP (Wellington Management) and RiverSource Investments and a Sub-Advisory Agreement between Wellington Management and Wellington Management International. From October 2002 through June 7, 2004, the portion of the Fund's portfolio currently managed by Wellington Management International was managed by Wellington Management. All other contractual duties and responsibilities such as portfolio trading, account administration and client liaison services will continue to be carried out by Wellington Management. The team responsible for the day-to-day management of the portion of the Fund allocated to Wellington Management is:

o Simon H. Thomas, CPA, Director and Equity Portfolio Manager of Wellington Management International, has served as portfolio manager of the fund since January 2006. Mr. Thomas joined the firm as an investment professional in 2002. Prior to joining the firm, Mr. Thomas attended graduate school at the University of Chicago Business School (2002-2000) and was a manager at Arthur Andersen (1992-2000). Mr. Thomas also holds a MA and BA from the University of Oxford.

o Nikunj Hindocha, CFA, Associate Director and Equity Research Analyst of Wellington Management International, joined the firm as an investment professional in 2003. Mr. Hindocha has been involved in portfolio management and securities analysis for the fund since January 2006. Prior to joining the firm, Mr. Hindocha was an Analyst on the European Small Cap Investment team at Baring Asset Management (1998-2003). Mr. Hindocha received his MSc and BSc from the London School of Economics and Political Science.

o Daniel Maguire, CFA, Equity Research Analyst of Wellington Management International, joined the firm as an investment professional in 2004. Mr. Maguire has been involved in portfolio management and securities analysis for the fund since January 2006. Prior to joining the firm, Mr. Maguire was an Equity Analyst at Insight Investment Management in the UK (2003-2004) and at HSBC Investment Bank (2000-2003). Mr. Maguire received his MSc and his BEng and Com from the University of Birmingham.


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S-6258-3 A (1/06)
Valid until next update.
*Destroy Dec. 29, 2006